RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE K – RELATED PARTY TRANSACTIONS

The Company has an accounts payable balance owed to Richardson & Associates in the amount of $186,424 as of December 31, 2021, and $107,084 as of December 31, 2020. The Company incurred expense of $99,340 and $128,340 with Richardson & Associates as of the year ended December 31, 2021 and 2020, respectively. Mark Richardson is the owner of Richardson & Associates and he was appointed as a director of Wytec International, Inc. in September 2019.

In 2021, Eagle Rock Investments, LLC (“ERI”), a limited liability company of which a majority of the outstanding equity is owned by Christopher Stuart, a director of the Company, loaned the Company a total of $250,000 and made a line of credit in the amount of $250,000 available to the Company. The loans bear interest at a rate of 7% and mature $100,000 on August 25, 2022 and $100,000 on February 10, 2023 and $50,000 on March 30 2023. Each promissory note may be extended by an additional six months in the sole discretion of the Company up to two times. In 2021, ERI exercised 30,000 common stock purchase warrants at an exercise price of $5.00 per share for 30,000 shares of the Company’s common stock.

In February 2020, Christopher Stuart, a director of the Company, purchased 12.5 units, each unit consisting of $50,000 of 7% promissory notes and five thousand common stock purchase warrants pursuant to a prior private placement made by the Company. The accrued interest on the 7% promissory note is credited to ERI and converted into units, each unit consisting of one share of common stock and one common stock purchase warrant, at the conversion rate of $5.00 per unit every six months pursuant to the Company’s then current private placement of units or a total of 13,125 units through December 31, 2021. As of December 31, 2021, 8,750 of these warrants have been exercised for 8,750 shares of the Company’s common stock.